UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2014

NORTHWEST BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34582	27-0950358
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Liberty Street, Warren, Pennsylvania	16365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (814) 726-2140

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On December 15, 2014, Northwest Bancshares, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and LNB Bancorp, Inc. (“LNB Bancorp”).  Pursuant to the Merger Agreement, LNB Bancorp will merge with and into the Company, with the Company as the surviving entity. Immediately thereafter, The Lorain National Bank (“Lorain National Bank”), the wholly owned subsidiary of LNB Bancorp, will merge with and into Northwest Bank, the wholly owned subsidiary of the Company, with Northwest Bank as the surviving entity.

Under the terms of the Merger Agreement, 50% of LNB Bancorp’s common shares will be converted into Company common stock and the remaining 50% will be exchanged for cash.  LNB Bancorp’s shareholders will have the option to elect to receive either 1.461 shares of the Company’s common stock or $18.70 in cash for each LNB Bancorp common share, subject to proration to ensure that, in the aggregate, 50% of LNB Bancorp’s common shares will be converted into Company stock.

The transaction has been approved by the Boards of Directors of the Company and LNB Bancorp.  Completion of the transaction is subject to customary closing conditions, including the receipt of required regulatory approvals and the approval of LNB Bancorp’s shareholders.

The Merger Agreement includes customary representations, warranties and covenants of the Company and LNB Bancorp made to each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the contract by and among the Company and LNB Bancorp and are not intended to provide factual, business, or financial information about the Company or LNB Bancorp.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or different from what a shareholder might view as material, may have been used for purposes of allocating risk between the Company and LNB Bancorp rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to that agreement.  LNB Bancorp has agreed to operate its business in the ordinary course consistent with past practice until the closing of the transaction and not to engage in certain kinds of transactions during such period (without the prior written consent of the Company).

LNB Bancorp has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or an agreement concerning, or to provide confidential information in connection with, any proposals for alternative business combination transactions.

Pursuant to the Merger Agreement, one current director of LNB Bancorp will be appointed to the Boards of Directors of the Company and Northwest Bank.

At the same time that the Company entered into the Merger Agreement, the Company also entered into voting agreements with LNB Bancorp’s directors and certain of its officers in which those persons agreed to vote the LNB Bancorp common stock they hold in favor of Merger Agreement.

The foregoing description of the Merger Agreement is included to provide information regarding its terms and does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated into this report by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving the Company’s and LNB Bancorp’s expectations or predictions of future financial or business performance or conditions.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in the Company’s and LNB Bancorp’s reports filed with the U.S. Securities and Exchange Commission and those identified elsewhere in this document, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by LNB Bancorp shareholders on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating LNB Bancorp business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of the Company’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 7.01                                           Regulation FD Disclosure

On December 15, 2014, the Company issued a press release announcing the execution of the Merger Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.  The Company’s investor presentation relating to this transaction is attached as Exhibit 99.2 to this Current Report on Form 8-K, the Company’s presentation to employees of Lorain National Bank is attached as Exhibit 99.3 to this Current Report on Form 8-K, and the Company’s questions and answers provided to employees of Lorain National Bank is attached as Exhibit 99.4 to this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of December 15, 2014 by and between Northwest Bancshares, Inc. and LNB Bancorp, Inc.

99.1	Press Release dated December 15, 2014

99.2	Investor Presentation dated December 15, 2014

99.3	Presentation to employees dated December 15, 2014

99.4	Questions and Answers dated December 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE: December 15, 2014	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of December 15, 2014 by and between Northwest Bancshares, Inc. and LNB Bancorp, Inc.

99.1	Press Release dated December 15, 2014

99.2	Investor Presentation dated December 15, 2014

99.3	Presentation to employees dated December 15, 2014

99.4	Questions and Answers dated December 15, 2014